UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2017

ARROW FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

New York	0-12507	22-2448962
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

250 GLEN STREET, GLENS FALLS, NEW YORK 12801
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (518) 745-1000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (240.12b-2 of this chapter).

	Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 - Submission of Matters to a Vote of Security Holders.

Arrow Financial Corporation (the "Company") held its 2017 Annual Meeting of Shareholders on May 3, 2017. As of the record date, March 6, 2017, there were 13,511,594 shares of the Company's common stock outstanding and entitled to vote. The holders of 10,402,252 shares of common stock, 76.99% of the outstanding shares entitled to vote as of the record date, were represented at the meeting in person or by proxy, and this amount represented a quorum. The proposals are described in detail in the Company's Proxy Statement filed with the Securities and Exchange Commission on March 24, 2017. At the 2017 Annual Meeting, our shareholders (1) elected five Class A director nominees with terms expiring in 2020 to the Board of Directors and one Class B director nominee with a term expiring in 2018 to the Board of Directors, (2) ratified the selection of the independent registered public accounting firm, KPMG LLP, as our independent auditor for the fiscal year ending December 31, 2017, (3) approved on an advisory basis our executive compensation, and (4) approved on an advisory basis a “one year” frequency advisory vote on say on pay.

The matters acted upon at the Annual Meeting, and the voting tabulation for each matter, are as follows:

1.
The election of five (5) directors to Class A for a term of three (3) years and the election of one (1) director to Class B for a term of one (1) year or until their successors shall have been elected and qualified.

	Votes For	Votes Withheld	Broker Non-Votes
Class A Director Nominees:
Mark L. Behan	7,112,541	282,648	3,007,063
Elizabeth A. Miller	7,324,937	70,252	3,007,063
Thomas J. Murphy	7,273,596	121,593	3,007,063
William L. Owens	7,100,164	295,025	3,007,063
Richard J. Reisman	7,274,188	121,001	3,007,063
Class B Director Nominee:
Raymond F. O’Conor	7,097,987	297,202	3,007,063

2.	The ratification of the selection of the independent registered public accounting firm, KPMG LLP, as the Company's independent auditor for the fiscal year ending December 31, 2017.

Common Stock Voted On:	Votes For	Votes Against	Abstain
KPMG LLP	10,356,487	26,486	19,279

3.	The approval, on an advisory basis, of the Company’s executive compensation.

	Votes For	Votes Withheld	Abstain	Broker Non-Votes
Common Stock Voted On:
Executive Compensation	5,929,646	1,332,896	132,647	3,007,063

4.	The approval, on an advisory basis, of the frequency of executive compensation votes.

	1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
Common Stock Voted On:
Frequency of Executive Compensation Votes	3,594,438	333,705	2,231,898	1,235,148	3,007,063

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARROW FINANCIAL CORPORATION
Date:	May 5, 2017	By:	/s/ Terry R. Goodemote
Terry R. Goodemote, Executive Vice President, Treasurer and Chief Financial Officer